                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5565

                           SCUDDER MUTUAL FUNDS, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Gold and Precious Metals Fund

Annual Report to Shareholders

October 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2003

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Gold and Precious Metals Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	122.10%	58.17%	27.15%	9.80%
Class B(a)	120.73%	56.85%	26.10%	8.91%
Class C(a)	120.99%	56.89%	26.13%	8.94%
S&P 500 Index+	20.80%	-8.34%	.53%	10.43%
London Bullion Market Association Gold Index++	21.88%	13.45%	5.73%	.44%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/03	$ 20.66	$ 20.55	$ 20.53
10/31/02	$ 9.33	$ 9.31	$ 9.29
Distribution Information: Twelve Months: Income Dividends	$ .06	$ -	$ -

Class A Lipper Rankings* - Gold Oriented Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	3	of	43	7

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Gold and Precious Metals Fund - Class A(c) [] S&P 500 Index+ [] London Bullion Market Association Gold Index++

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Gold and Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$20,933	$37,296	$31,318	$24,003
	Average annual total return	109.33%	55.08%	25.65%	9.15%
Class B(c)	Growth of $10,000	$21,726	$38,389	$31,789	$23,482
	Average annual total return	117.26%	56.58%	26.02%	8.91%
Class C(c)	Growth of $10,000	$21,808	$38,230	$31,609	$23,304
	Average annual total return	118.08%	56.36%	25.88%	8.83%
S&P 500 Index+	Growth of $10,000	$12,080	$7,701	$10,268	$26,968
	Average annual total return	20.80%	-8.34%	.53%	10.43%
London Bullion Market Association Gold Index++	Growth of $10,000	$12,188	$14,603	$13,214	$10,450
	Average annual total return	21.88%	13.45%	5.73%	.44%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B and C

* Returns and rankings during the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
a Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Gold and Precious Metals Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Gold and Precious Metals Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ London Bullion Market Association Gold Index-PM Fix Price/USD is the internationally published benchmark for the price of gold.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
Scudder Gold and Precious Metals Fund	1-Year	3-Year	5-Year	10-Year
Class S	122.39%	58.44%	27.42%	10.07%
Class AARP(a)	122.72%	58.60%	27.49%	10.10%
S&P 500 Index+	20.80%	-8.34%	.53%	10.43%
London Bullion Market Association Gold Index++	21.88%	13.45%	5.73%	.44%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/03	$ 20.68	$ 20.65
10/31/02	$ 9.34	$ 9.34
Distribution Information: Twelve Months: Income Dividends	$ .09	$ .09

Class S Lipper Rankings* - Gold Oriented Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	2	of	43	5
3-Year	2	of	34	6
5-Year	2	of	29	7
10-Year	1	of	17	6

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Gold and Precious Metals Fund - Class S [] S&P 500 Index+ [] London Bullion Market Association Gold Index++

Yearly periods ended October 31

Comparative Results*
Scudder Gold and Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$22,239	$39,774	$33,583	$26,095
	Average annual total return	122.39%	58.44%	27.42%	10.07%
Class AARP(a)	Growth of $10,000	$22,272	$39,894	$33,684	$26,174
	Average annual total return	122.72%	58.60%	27.49%	10.10%
S&P 500 Index+	Growth of $10,000	$12,080	$7,701	$10,268	$26,968
	Average annual total return	20.80%	-8.34%	.53%	10.43%
London Bullion Market Association Gold Index++	Growth of $10,000	$12,188	$14,603	$13,214	$10,450
	Average annual total return	21.88%	13.45%	5.73%	.44%

The growth of $10,000 is cumulative

Notes to Performance Summary - Classes AARP and S

* Returns and rankings during the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
a Returns shown for Class AARP shares for the periods prior to their inception on October 2, 2000 are derived from the historical performance of Class S shares of Scudder Gold and Precious Metals Fund during such periods and have assumed the expense structure during such period. Any difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ London Bullion Market Association Gold Index-PM Fix Price/USD is the internationally published benchmark for the price of gold.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary; expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S) for the Fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

Scudder Gold and Precious Metals Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Gold and Precious Metals Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Darko Kuzmanovic

Vice President of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 2000 and the fund in 2001.

• Global equity analyst for materials sector and member of Australian local research team: Sydney.

• Over 18 years of investment and resource industry experience.

• MBA, Macquarie University.

• Bachelor of Metallurigical Engineering, University of NSW.

Euan Leckie

Vice President of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1988 after 14 years as a senior financial analyst for CSR Limited and mining analyst for Commercial Banking Company and Constable and Bain.

• Analyst for Australian Equity, member of Global Materials Sector Team, member Australian Equity local research team.

• Joined the fund in 2002.

• BSc, University of Tasmania; BEc, Macquarie University, Sydney.

Portfolio Managers Darko Kuzmanovic and Euan Leckie are based in Sydney, Australia. Below, they discuss Scudder Gold and Precious Metals Fund's performance, market environment and strategy during the annual period ended October 31, 2003.

Q: How did Scudder Gold and Precious Metals Fund perform for the annual period ended October 31, 2003?

A: Scudder Gold and Precious Metals Fund provided a highly attractive 122.10% return (Class A shares unadjusted for sales charge) for the 12 months ended October 31, 2003. (Please see pages 3 through 8 for the performance of other share classes.) This return outperformed the return of its primary benchmark, the S&P 500 index, which returned 20.80%. This return also far outpaced the 21.88% return for the London Bullion Market Association Gold Index, the fund's secondary benchmark. The fund also outstripped the 77.37% average return of its peers in the Lipper Gold Oriented Funds category1 for the same time frame. The fund's portfolio, like those of its peers, contains many mid-cap and small-company stocks and is concentrated in one sector.

1 The Lipper Gold Oriented Funds category represents funds that invest primarily in shares of gold mines, gold-oriented mining finance houses, gold coins or bullion. It is not possible to invest directly in an index or a Lipper category.

Q: How did the price of gold fare over the one-year period in light of political and economic events?

A: Although a bit choppy, the price of gold moved significantly upward in the past 12 months. Starting in

Lipper rankings for Class A shares as of 10/31/03[2]
Time period ranked	Fund was in the top	Fund was ranked
1-Year	7% of funds	#3 of 43

2 Source: Lipper Inc. Rankings are historical and do not guarantee future results. Ranking is based on the fund's total return for Class A shares during the periods cited vs. the Lipper Gold Oriented Funds category. The Lipper Gold Oriented Funds category is a group of mutual funds that primarily invest in equity securities of gold mining companies and/or gold. Performance includes reinvestment of all distributions. Performance of other share classes may vary.

November 2002 at $319 an ounce, the price began to climb as concern regarding Iraq heightened, and it accelerated to a high of $382 in early February. It then began to move down, pausing in the $350 area through the remainder of February. March was a tough month for the price of gold as the broader markets and US dollar rallied when it became clear that the active combat in the war in Iraq would come to a rapid conclusion. From a high of $347 per ounce at the beginning of the month, gold dropped to $334 by March 31. The war premium that made the price soar earlier in the year had evaporated by early April. However, the US dollar did an about-face and lost strength, which helped the price of gold move back up in April. In times of a declining dollar, people typically use their dollars to buy gold because they believe gold will preserve their purchasing power and act as a hedge against currency risk. As the demand for gold increases, the price of gold gets driven up. Throughout April, it demonstrated a more stable pattern of moving up, leveling off, then moving up and leveling off again. By April 30, it was back to $339 per ounce.

During May gold rallied to end at $361 per ounce as the US dollar weakened to $1.17 to one euro. The price of gold fell through the month of June due to the stronger general equity market, short-term strengthening of the US dollar and liquidation of some historically high Comex long positions.3 However, the price of gold moved back up above $350 an ounce by early July as the dollar sputtered.

3 Comex or Commitment of Trader positions on the Chicago Exchange. These are futures contracts requiring the holder to buy gold at a set price on a set date. An increase in long positions often signifies rising prices in the future. Conversely, profit taking often causes the price to fall. Profit taking did occur in June, though overall long positions have increased in 2003.

The price of gold was strong during the third calendar quarter for a number of reasons, including weakness in the

Gold price in US dollars 11/1/02 to 10/31/03

Past performance is not a guarantee of future results.

US dollar, continued global political instability and reduction in supply through producer dehedging.4 These factors and the good performance of gold and gold equities attracted the attention of investors looking for a risk diversifier for portfolios.

4 Selling the right to own gold in the future at today's price is called hedging. Gold producers often hedge gold when they believe its price will drop up in the future. Dehedging involves buying back those rights. Producers often dehedge when they believe they can sell future gold for more than the price they agreed to in a hedge. When producers close out hedges, they typically reduce the gold supplied to the market. Less supply puts upward pressure on the price of gold.

In the last month in the period, October, the price of gold demonstrated its robustness. It started the month at $389 and then dropped below $370 in mid-month as people took some profits. But this pullback didn't last long, about a week, and the price was back on track. All told, the price of gold rose $69 per ounce to $388 for the one-year period ended October 31, 2003.

Q: What strategies have you applied that may be contributing to the fund's success relative to many of its peers in Lipper's Gold Oriented Funds category?

A: Both of us have experience working for mining companies. We believe this background gives us a competitive advantage, as we are confident we can assess companies earlier and more thoroughly, whereas fund managers without this experience have to rely on third-party research.

Our basic investment strategy is to do the research and seek out companies with the best potential to increase gold ore reserves and resources which could lead to higher production. Then we assess the technical and financial issues involved in achieving this increased output and the expected increase in profits and cash flow. An assessment of other factors, especially management and country risk, is applied to select what we believe are the best of these companies. We are continuously looking for companies that we believe will have the best gains in production and hence profit and value will arise, and we find that these traits take time to be factored in by the market. Such companies tend to outperform when the gold price is flat and should do even better if the price rises. In summary, we are looking for reasonably priced quality operations in well-managed companies. This is where we have gotten our best performance.

As part of this effort, we talk to a lot of companies and visit many companies' operations to assess technical mining and management skills as well as the potential to increase gold output. We've learned that by being proactive and getting out into the field, we have managed to identify opportunities a little earlier than the market at large.

Q: What do you look for when you visit a project site?

A: When we visit a mine, we certainly look at the assets to see how much capital has been deployed to the project. Is it overcapitalized or undercapitalized for what they're trying to accomplish? When we talk to the geologists and look at their plans and schedules, we get a sense of whether the project will yield good ore or a low-grade ore. We get a chance to assess the management that operates the mine. Some people are good and focused, and some not so good. We get a sense of their attention to detail, attention to housekeeping and attention to cost. The other aspect we can learn is the cost of infrastructure. Most of these mines are located away from the mainstream. What is the logistics network like? Is it going to cost a lot of money to deliver all the raw materials and consumables that the mine needs? And we get a sense of whether the company is running the mine well. Is it maintaining safety and environmental standards? If companies are not doing that, it's usually a warning. Clearly, the other thing is the political climate. Is there an issue with the local population or local community? Do they want the project? Are they against the project? Is the government supportive, or is it against the project? What we'll normally do is go visit the mine, as well as visit the office in the region or capital, and if we can, we'll meet with department people or government people to get a sense of their interest in and commitment to the project.

Q: How are you positioning the fund regionally?

A: As for our positioning in a regional sense, obviously most of the names listed are in North America, predominantly Canada. Although they're often dual-listed under the American Stock Exchange or Nasdaq, most of our holdings tend to be in Canada, though most of the assets are in other parts of the world. We got a nice boost as the Canadian dollar strengthened against the US dollar, which caused the value of these Canadian stocks to also increase relative to the US dollar. We've been increasing our position a little bit in Australia because we felt the valuations in Australia have been catching up. They've been underperforming the broader market, so we thought there was more value in Australia.

Currently, the strong rand is having a negative effect on the South African mining industry, which is a major generator of exports. Because the rand is so high relative to other currencies, South African gold and other commodities are currently not attractive to would-be buyers around the world - they won't get as much bang for their buck. And because South African companies are not selling as much gold, profit margins get crunched, layoffs increase and capital investment falls. What's happened in the last month is South Africa's reserve bank has begun to decrease interest rates. As it does that, it tends to reduce the attractiveness of the rand currency. That presents a risk to our portfolio because we've been underweight5 in South African-based stocks for a long time. So, what we've been doing is buying stocks that we think will protect us in case the rand declines. For example, we've been accumulating a lot more stock in Harmony Gold Mining. In a falling rand environment, Harmony is leveraged to a rising rand gold price and its earnings and valuations should increase.

5 "Underweight" means to hold a lower percentage of a particular security, sector or geographic region than its baseline representation in the benchmark index.

Q: Obviously, the fund met with a good deal of success this past year. Will you elaborate on which holdings performed well?

A: We believe the success has not come from the fund's owning only the majors and well-known companies. Although the fund is positioned to benefit from a rising gold price, we also seek stocks that are not yet fully valued. The fund has focused on investments that could add material value through three principal areas:

• High-quality production growth

• An established project development pipeline leading to growth

• Exploration/discovery/project appraisal

Therefore, the fund achieved good returns from a variety of companies that practiced these strategies and were positively revalued by the market, with no single investment being the sole contributor to outperformance.

The biggest contributor to performance was Ivanhoe Mines Ltd. Its stock went from about $3.20 (Canadian) per share from January 2003 to $15 (Canadian) in October 2003. At one point, we had more than 10% of the portfolio in this stock. Ivanhoe Mines' chief catalyst was the discovery of a major gold/copper deposit in Mongolia. We've taken profits and reduced Ivanhoe Mines by about 50%. Bema Gold Corp., a Canadian company, was another strong contributor. Its performance was driven by the Kupol gold/silver discovery in Russia, possibly the best discovery in the last three years. Golden Star Resources Ltd., a small-cap Canadian company, also added a nice gain to the fund. In the time we've owned it, the stock has jumped from $2.20 to $7.50 per share. We haven't added to this stock, so it has been diluted as the fund has grown. This, by the way, is a strategy we've been able to use to manage risk by reducing exposure. A turnaround story for the portfolio was Cambior Inc., which has demonstrated promising growth from its new project in Suriname. Wheaton River Minerals Ltd., another Canadian company, has been one of the most spectacular performers this year, given its size. The company has been acquiring and growing through acquisition. It just recently bought another project in Brazil and is about to start production there, so it has moved quickly from a junior company to a mid-tier stock. Wolfden Resources Inc. has also done well. It's a Canadian company focused on exploration in Canada. It has discovered what we believe to be a high-grade copper/gold deposit in the near-arctic zone. In addition, Randgold Resources Ltd. is worthy of mention. We bought our position last year at $6.50 US per share. It peaked at around $27 several months ago, and we sold most of it at around $24.

Q: What detracted from performance?

A: As you can tell by the fund's return, the good news dwarfed the bad news this past year. However, there were a number of disappointments. Gabriel Resources Ltd. has detracted from performance as the company struggled through a difficult government-approval process to develop a mine in Romania. We believe in the quality of this project (low cost, long life and further exploration potential) and remain confident it will be approved and developed over time. One stock that wasn't a big holding but detracted from performance is Apollo Gold. Basically, its management laid out a plan but couldn't deliver. Meridian Gold Inc. and Impala Platinum also dragged on performance. (As of October 31, 2003, positions in Meridian and Impala were sold).

Correlation with gold - last 15 years (10/88-10/03)
Asset Category	Correlation
S&P 500 index	-0.05
Bonds (Lehman Brothers Aggregate Bond Index6)	-0.01

Source: Morningstar, Inc.

6 The Lehman Brothers Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate issues and mortgage securities. The index reflects reinvestment of all distributions. It is not possible to invest directly in an index.

Q: What has been gold's correlation with other asset classes?

A: Correlation refers to how asset classes perform in relation to one another.7 Gold has historically had a negative correlation with all other major asset categories, which should make it an excellent diversifier and addition to portfolios. To illustrate negative correlation, since interest rates hit their low on June 13, 2003, Scudder Gold and Precious Metals Fund was up more than 40% through October 31, 2003.

7 Correlation demonstrates the relatedness of return patterns among investments. It is based upon a number between -1.0 and 1.0. A perfect linear relationship between two investments has a correlation of 1.0. A perfect negative linear relationship between two investments has a correlation of -1.0. A correlation of 0.0 indicates no relationship between the investments.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2003

Asset Allocation	10/31/03	10/31/02

Common Stocks	92%	98%
Cash Equivalents	8%	2%
	100%	100%

Quality Distributions	10/31/03	10/31/02

Tier breakdown of the Fund's common stocks Tier I: Premier gold-producing companies	15%	40%
Tier II: Major established gold producers	28%	29%
Tier III: Junior gold producers with medium cost production	26%	14%
Tier IV: Companies with some gold production on stream or in startup	16%	7%
Tier V: Primarily exploration companies with or without mineral reserves	15%	10%
	100%	100%

Asset allocation and quality distribution are subject to change.

Ten Largest Equity Holdings at October 31, 2003 (41.6% of Portfolio)
1. Ivanhoe Mines Ltd.	8.0%
2. Bema Gold Corp.	4.6%
3. Cambior, Inc.	4.6%
4. Placer Dome, Inc.	4.5%
5. Wheaton River Minerals Ltd.	4.1%
6. Crystallex International Corp.	4.0%
7. Goldcorp, Inc.	3.4%
8. Glamis Gold Ltd.	3.1%
9. Wolfden Resources, Inc.	2.7%
10. IAMGOLD Corp.	2.6%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2003

	Shares	Value ($)

Common Stocks 91.7%
Australia 5.4%
Adamus Resources Ltd.* (b)	2,000,000	1,020,168
Aquarius Platinum Ltd.	750,000	4,171,000
Climax Mining Ltd.*	4,500,000	589,785
Emperor Mines Ltd.*	1,125,000	502,114
Giants Reef Mining NL * (Warrants) (b)	15,000,000	286,922
Giants Reef Mining Ltd.* (b)	55,000,000	3,389,934
Highlands Pacific Ltd.*	3,500,000	905,045
Kingsgate Consolidated Ltd.*	700,000	1,884,477
Newcrest Mining Ltd.	1,004,541	8,596,940
Pan Palladium Ltd.*	3,587,000	1,931,320
Red 5 Ltd.* (b)	8,600,000	700,657
Red Metal Ltd.*	2,250,000	589,785
Sipa Resources International NL*	3,000,000	563,218
Tanami Gold NL*	2,200,000	241,581
Tethyan Copper Co.*	1,200,000	399,566
Universal Resources Ltd.*	2,000,000	212,535
Universal Resources Ltd.* (Warrants)	1,000,000	46,403
Westonia Mines Ltd.*	149,400	50,804
(Cost $15,895,395)		26,082,254
Canada 75.5%
African Minerals* (Warrants) (e)	1,000,000	6,000,000
Aber Diamond Corp.*	300,000	9,462,331
Alamos Gold, Inc.*	1,000,000	2,165,846
Anooraq Resources Corp.*	3,156,000	4,780,008
Apollo Gold Corp.* (b)	2,350,000	3,932,979
Apollo Gold Corp.* (Warrants) (b) (d) (e)	375,000	220,967
Bema Gold Corp.*	6,000,000	18,901,931
Bema Gold Corp.* (Warrants)	1,565,500	3,034,972
Bolivar Gold Corp.* (b)	6,133,334	9,753,882
Bolivar Gold Corp.* (Warrants) (b)	1,066,667	1,171,274
Bolivar Gold Corp.* (Warrants) (b) (d) (e)	1,650,000	1,381,227
Cambior, Inc.*	4,900,000	14,991,291
Cambior, Inc.* (Units) (d) (e)	1,845,000	6,944,074
Cardero Resource Corp.*	64,600	107,093
Cardero Resource Corp.* (Units) (d) (e)	450,000	729,576
Crystallex International Corp.* (b)	6,200,000	17,050,000
Crystallex International Corp., 144A* (Units) (b) (d) (e)	900,000	2,124,990
Desert Sun Mining Corp., 144A* (b) (e)	1,520,000	1,794,578
Desert Sun Mining Corp.* (b)	1,800,000	2,371,829
FNX Mining Co., Inc.*	1,460,000	9,674,366
Frontier Pacific Mining Co.*	338,500	294,794
Gabriel Resources Ltd.*	2,895,000	8,813,253
Gammon Lake Resources, Inc.*	1,416,500	6,479,106
Gammon Lake Resources, Inc.* (e)	375,000	1,569,462
Gateway Gold Corp.* (Units) (d) (e)	350,000	839,920
Glamis Gold Ltd.*	1,050,000	14,726,240
Goldcorp, Inc.	1,050,000	16,475,577
Golden Star Resources Ltd.*	1,600,000	9,281,333
Golden Star Resources Ltd.* (Warrants)	240,000	654,298
Great Basin Gold Ltd.* (b)	3,900,000	7,501,704
IAMGOLD Corp.	1,500,000	11,245,740
IAMGOLD Corp., 144A* (Units) (d) (e)	150,000	1,186,982
Ivanhoe Mines Ltd.*	4,000,000	38,470,276
Kinross Gold Corp.*	1,300,000	10,642,181
Kinross Gold Corp., 144A*	100,000	818,629
Kirkland Lake Gold, Inc.* (b)	1,350,000	3,680,424
Metallic Ventures Gold, Inc.*	1,400,000	7,612,268
Minefinders Corp., Ltd.*	542,500	4,416,414
Nevsun Resources Ltd.*	1,774,800	11,034,538
Northern Lion Gold Corp.* (Units) (d) (e)	700,000	505,028
Northern Orion Explorations Ltd.*	4,710,000	9,987,126
Northern Orion Resources, Inc.* (Warrants)	1,055,000	1,110,526
Orezone Resources, Inc.*	2,000,000	1,878,076
Orezone Resources, Inc. (Registered)*, (Units) (e)	525,000	537,881
PilaGold, Inc. (Registered)*, (Units) (d) (e)	400,000	293,192
Placer Dome, Inc.	1,400,000	21,575,161
QGX Ltd.*	200,000	855,736
QGX Ltd.* (d) (e)	250,000	984,097
QGX Ltd., 144A*	500,000	2,139,341
Radius Explorations Ltd.*	1,200,000	1,563,044
Radius Explorations Ltd.* (Units) (d) (e)	800,000	1,047,906
SouthernEra Resources Ltd.*	1,800,000	7,851,571
SouthernEra Resources Ltd., 144A* (Units) (d) (e)	400,000	1,894,767
St. Jude Resources Ltd.*	600,000	867,853
Stornoway Diamond Corp.*	400,000	502,840
Stornoway Diamond Co.* (Units) (e)	500,000	635,290
Strongbow Resources, Inc.* (d) (e)	1,600,000	693,071
Strongbow Resources, Inc.*	323,500	159,239
Sunridge Gold Corp.* (Units) (b) (d) (e)	200,000	624,400
Sunridge Gold Corp.* (b)	900,000	2,726,240
Wheaton River Minerals Ltd.*	7,250,000	16,800,454
Wheaton River Minerals Ltd.* (Units) (d) (e)	600,000	1,651,647
Wheaton River Minerals Ltd.* (Warrants)	1,000,000	1,234,381
Wolfden Resources, Inc.* (b)	3,000,000	11,313,896
Wolfden Resources, Inc., 144A*, (b) (e)	200,000	690,148
Wolfden Resources, Inc.* (Units) (b) (d) (e)	225,000	766,193
(Cost $223,193,948)		363,225,457
Ireland 1.5%
Celtic Resources, 144A*	1,400,000	7,029,257
(Cost $3,495,379)
Norway 1.7%
Kenor ASA* (b)	11,500,000	8,252,659
(Cost $6,020,206)
Peru 2.2%
Compania de Minas Buenaventura SA (ADR)	220,000	10,476,400
(Cost $7,616,719)
South Africa 4.1%
Gold Fields Ltd.	700,000	10,024,000
Harmony Gold Mining Co., Ltd. (ADR)	650,000	9,828,000
(Cost $17,973,075)		19,852,000
United Kingdom 1.1%
Kalahari Diamonds Ltd.* (e)	322,580	437,741
Randgold Resources Ltd.* (ADR)	220,000	4,846,600
(Cost $3,974,856)		5,284,341
New Zealand 0.1%
Olympus Pacific Minerals, Inc.* (Units) (d) (e)	1,666,667	629,055
(Cost $370,260)
United States 0.1%
Yukon, Inc.* (Warrants) (d) (e)	500,000	500,000
(Cost $500,000)
Total Common Stocks (Cost $279,039,838)		441,331,423

Cash Equivalents 8.3%
Scudder Cash Management QP Trust, 1.07% (c) (Cost $39,910,635)	39,910,635	39,910,635
Total Investment Portfolio - 100.0% (Cost $318,950,473) (a)		481,242,058

* Non-income producing security.
(a) The cost for federal income tax purposes was $349,800,333. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $131,441,725. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $132,998,204 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,556,479.
(b) Affiliated issuers (see Notes to Financial Statements).
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) The Fund may purchase securities that are subject to legal or contractual restriction on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.
Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Apollo Gold Corp.	December 2002	251,171	220,967	0.05
Bolivar Gold Corp.	August 2003	613,333	1,381,227	0.29
Cambior, Inc.	July 2003	3,342,391	6,944,074	1.48
Cardero Resource Corp.	October 2003	567,400	729,576	0.16
Crystallex International Corp.	September 2003	1,980,000	2,124,990	0.45
Gateway Gold Corp.	August 2003	249,448	839,920	0.18
IAMGOLD Corp.	September 2003	898,835	1,186,982	0.25
Northern Lion Gold Corp.	September 2003	382,528	505,028	0.11
Olympus Pacific Minerals, Inc.	September 2003	370,261	629,055	0.13
PilaGold, Inc.	October 2003	274,390	293,192	0.06
QGX Ltd.	September 2003	437,174	984,097	0.21
Radius Explorations Ltd.	October 2003	914,634	1,047,906	0.22
SouthernEra Resources Ltd.	October 2003	1,950,773	1,894,767	0.40
Strongbow Resources, Inc.	August 2003	342,075	693,071	0.15
Sunridge Gold Corp.	September 2003	145,725	624,400	0.13
Wheaton River Minerals Ltd.	September 2003	1,399,171	1,651,647	0.35
Wolfden Resources, Inc.	July 2003	421,895	766,193	0.16
Yukon, Inc.	October 2003	500,000	500,000	0.11
Total Restricted Securities			$ 23,017,092	4.89

(e) Securities valued at fair value by management and approved in good faith following procedures approved by the Trustees, amounted to $34,682,192 (7.37% of net assets). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 2003 aggregated $25,358,118. These securities may also have certain restrictions as to resale.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003
Assets
Investments in securities, at value: Unaffiliated issuers (cost $223,534,828)	$ 360,576,352
Affiliated issuers (cost $55,505,010)	80,755,071
Investment in Scudder Cash Management QP Trust (cost $39,910,635)	39,910,635
Total investments in securities, at value (cost $318,950,473)	481,242,058
Cash	500,000
Foreign currency, at value (cost $1,081,085)	1,081,085
Receivable for investments sold	2,601,550
Dividends receivable	28,952
Receivable for Fund shares sold	8,184,828
Total assets	493,638,473
Liabilities
Payable for investments purchased	20,694,073
Payable for Fund shares redeemed	1,617,252
Accrued management fee	271,595
Other accrued expenses and payables	311,253
Total liabilities	22,894,173
Net assets, at value	$ 470,744,300
Net Assets
Net assets consist of: Undistributed net investment income	504,773
Net unrealized appreciation (depreciation) on: Investments	162,291,585
Foreign currency related transactions	(4,354)
Accumulated net realized gain (loss)	(15,494,821)
Paid-in capital	323,447,117
Net assets, at value	$ 470,744,300

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($134,494,962 / 6,510,611 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 20.66
Maximum offering price per share (100 / 94.25 of $20.66)	$ 21.92
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($24,168,310 / 1,176,227 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 20.55
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($40,113,719 / 1,953,889 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 20.53
Maximum offering price per share (100 / 99 of $20.53)	$ 20.74
Class AARP Net Asset Value, offering and redemption price per share ($23,523,461 / 1,137,564 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 20.68
Class S Net Asset Value, offering and redemption price per share ($248,443,848 / 12,030,933 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 20.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $97,829)	$ 1,176,252
Interest	4,361
Interest - Scudder Cash Management QP Trust	96,787
Total Income	1,277,400
Expenses: Management fee	2,059,197
Administrative fee	1,356,297
Distribution service fees	264,849
Directors' fees and expenses	9,365
Other	10,108
Total expenses, before expense reductions	3,699,816
Expense reductions	(63,789)
Total expenses, after expense reductions	3,636,027
Net investment income (loss)	(2,358,627)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	41,022,319
Investments - Affiliated issuers	1,235,132
Foreign currency related transactions	(166,901)
42,090,550
Net unrealized appreciation (depreciation) during the period on: Investments	159,924,867
Foreign currency related transactions	(2)
159,924,865
Net gain (loss) on investment transactions	202,015,415
Net increase (decrease) in net assets resulting from operations	$ 199,656,788

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2003	2002
Operations: Net investment income (loss)	$ (2,358,627)	$ (457,563)
Net realized gain (loss) on investment transactions	42,090,550	34,343,410
Net unrealized appreciation (depreciation) on investment transactions during the period	159,924,865	(68,960)
Net increase (decrease) in net assets resulting from operations	199,656,788	33,816,887
Distributions to shareholders from: Net investment income: Class A	(70,506)	(2,758)
Class C	-	(84)
Class AARP	(37,835)	(14,579)
Class S	(1,110,185)	(1,092,078)
Fund share transactions: Proceeds from shares sold	294,322,504	122,621,759
Reinvestment of distributions	1,119,248	1,022,883
Cost of shares redeemed	(155,997,235)	(121,824,383)
Net increase (decrease) in net assets from Fund share transactions	139,444,517	1,820,259
Increase (decrease) in net assets	337,882,779	34,527,647
Net assets at beginning of period	132,861,521	98,333,874
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $504,773 and ($230,387), respectively)	$ 470,744,300	$ 132,861,521

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.33	$ 6.83	$ 6.81
Income (loss) from investment operations: Net investment income[b]	(.18)	(.07)	.02
Net realized and unrealized gain (loss) on investment transactions	11.57	2.63	.00[c]
Total from investment operations	11.39	2.56	.02
Less distributions from: Net investment income	(.06)	(.06)	-
Net asset value, end of period	$ 20.66	$ 9.33	$ 6.83
Total Return (%)[d]	122.10[e]	37.88	.29**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	134	8.3
Ratio of expenses before expense reductions (%)	1.90	1.93	1.87*
Ratio of expenses after expense reductions (%)	1.85	1.93	1.87*
Ratio of net investment income (loss) (%)	(1.23)	(.61)	.85*
Portfolio turnover rate (%)	80	163	113
[a] For the period from June 25, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.31	$ 6.81	$ 6.81
Income (loss) from investment operations: Net investment income[b]	(.27)	(.14)	.01
Net realized and unrealized gain (loss) on investment transactions	11.51	2.64	(.01)
Total from investment operations	11.24	2.50	.00
Net asset value, end of period	$ 20.55	$ 9.31	$ 6.81
Total Return (%)[c]	120.73[d]	36.71	.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	5.3
Ratio of expenses before expense reductions (%)	2.73	2.73	2.67*
Ratio of expenses after expense reductions (%)	2.69	2.73	2.67*
Ratio of net investment income (loss) (%)	(2.07)	(1.41)	.05*
Portfolio turnover rate (%)	80	163	113
[a] For the period from June 25, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.29	$ 6.81	$ 6.81
Income (loss) from investment operations: Net investment income[b]	(.29)	(.15)	.01
Net realized and unrealized gain (loss) on investment transactions	11.53	2.64	(.01)
Total from investment operations	11.24	2.49	.00
Less distributions from: Net investment income	-	(.01)	-
Net asset value, end of period	$ 20.53	$ 9.29	$ 6.81
Total Return (%)[c]	120.99[d]	36.77	.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	2.1
Ratio of expenses before expense reductions (%)	2.71	2.71	2.64*
Ratio of expenses after expense reductions (%)	2.63	2.71	2.64*
Ratio of net investment income (loss) (%)	(2.01)	(1.39)	.08*
Portfolio turnover rate (%)	80	163	113
[a] For the period from June 25, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class AARP
Years Ended October 31,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.34	$ 6.83	$ 5.30	$ 5.73
Income (loss) from investment operations: Net investment income (loss)[b]	(.13)	(.03)	.09	.00[c]
Net realized and unrealized gain (loss) on investment transactions	11.56	2.62	1.46	(.43)
Total from investment operations	11.43	2.59	1.55	(.43)
Less distributions from: Net investment income	(.09)	(.08)	(.02)	-
Net asset value, end of period	$ 20.68	$ 9.34	$ 6.83	$ 5.30
Total Return (%)	122.72[d]	38.51	29.19	(7.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	4	1.02
Ratio of expenses before expense reductions (%)	1.66	1.65	1.59	1.66*
Ratio of expenses after expense reductions (%)	1.63	1.65	1.59	1.66*
Ratio of net investment income (loss) (%)	(1.01)	(.33)	1.40	(.11)**
Portfolio turnover rate (%)	80	163	113	15
[a] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005 per share.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 9.34	$ 6.83	$ 5.31	$ 6.73	$ 6.37
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.03)	.09	.02	.00[b]
Net realized and unrealized gain (loss) on investment transactions	11.52	2.62	1.45	(1.35)	.36
Total from investment operations	11.40	2.59	1.54	(1.33)	.36
Less distributions from: Net investment income	(.09)	(.08)	(.02)	-	-
In excess of net investment income	-	-	-	(.09)	-
Total distributions	(.09)	(.08)	(.02)	(.09)	-
Net asset value, end of period	$ 20.65	$ 9.34	$ 6.83	$ 5.31	$ 6.73
Total Return (%)	122.39[d]	38.36	28.99	(20.08)	5.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	248	114	96	82	116
Ratio of expenses before expense reductions (%)	1.66	1.65	1.59	1.84[c]	2.01
Ratio of expenses after expense reductions (%)	1.64	1.65	1.59	1.81[c]	2.01
Ratio of net investment income (loss) (%)	(1.02)	(.33)	1.40	.31	.05
Portfolio turnover rate (%)	80	163	113	15	91
[a] Based on average shares outstanding during the period.
[b] Amount is less than $.005 per share.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.76% and 1.76%, respectively.
[d] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Gold and Precious Metals Fund (the "Fund"), is a non-diversified series of Scudder Mutual Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $15,418,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($5,195,000) and October 31, 2007 ($10,223,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 31,531,947
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (15,418,000)
Net unrealized appreciation (depreciation) on investments	$ 131,441,725

In addition, during the year ended October 31, 2003 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2003	2002
Distributions from ordinary income*	$ 1,218,526	$ 1,109,499

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $271,345,203 and $163,266,360 respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of the Fund's average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets.

Under the Management Agreement, the Advisor has entered into a Research and Advisory Agreement with Deutsche Investments Australia Limited ("DIAL"), a subsidiary of the Advisor. The Advisor compensates DIAL out of the management fee it receives from the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administration Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.675%, 0.725%, 0.700%, 0.650% and 0.650% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, also an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provided subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel).

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement pending completion of a review by the Fund's Independent Directors of the Fund's shareholder servicing and related arrangements. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as Rule 12b-1 and/or service fees, directors and director counsel fees, extraordinary expenses, taxes, brokerage and interest). In addition, for the period October 1, 2003, through October 31, 2003, the Advisor has agreed to contractually waive all or a portion of its Administrative Fee on Class A, B and C shares of the Fund to the extent necessary to maintain the operating expenses at 1.47%, 1.48% and 1.41%, respectively, of daily net assets (excluding certain expenses such as extraordinary, taxes, brokerage interest, director and director counsel fees).

For the year ended October 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed	Unpaid at October 31, 2003
Class A	$ 218,884	$ 16,707	$ 59,343
Class B	70,263	3,165	11,985
Class C	68,446	7,858	18,679
Class AARP	47,663	2,411	9,326
Class S	951,041	33,648	123,562
	$ 1,356,297	$ 63,789	$ 222,895

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Class B	$ 72,686	$ 12,473
Class C	73,335	18,830
	$ 146,021	$ 31,303

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Class A	$ 70,619	$ 46,136.22%
Class B	23,778	4,247.25%
Class C	24,431	6,672.25%
	$ 118,828	$ 57,055

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and Class C shares for the year ended October 31, 2003 aggregated $85,844 and $1,775, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2003, the CDSC for Class B and C shares aggregated $38,369 and $11,797, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the year ended October 31, 2003, SDI received $13,518.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was not reduced for custodian credits earned.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the year ended October 31, 2003, with companies which are or were affiliates is as follows:

Affiliate	Shares/ Principal Amount ($)	Purchases Cost ($)	Sales Cost ($)	Realized Gain/(Loss) ($)	Dividend Interest Income ($)	Value ($)
Adamus Resources Ltd.	2,000,000	410,268	-	-	-	1,020,168
Apollo Gold Corp.	2,725,00	5,338,038	821,879	152,300	-	4,153,946
Bolivar Gold Corp.	8,850,000	5,124,049	-	-	-	12,306,383
Crystallex International Corp.	7,100,000	15,824,272	-	-	-	19,174,990
Desert Sun Mining Corp.	3,320,000	3,724,245	-	-	-	4,166,407
EAGC Ventures Corp.	-	-	4,383,400	313,100	-	-
Giants Reef Mining Ltd.	70,000,000	1,284,300	262,344	439,655	-	3,676,856
Great Basin Gold	3,900,000	4,898,395	-	-	-	7,501,704
Kenor ASA	11,500,000	3,905,973	275,607	330,077	-	8,252,659
Kirkland Lake Gold, Inc.	1,350,000	3,246,289	-	-	-	3,680,424
Red 5 Ltd.	8,600,000	447,702	-	-	-	700,657
Sunridge Gold Corp.	1,100,000	1,780,158	-	-	-	3,350,640
Wolfden Resources, Inc.	3,425,000	7,999,416	-	-	-	12,770,237
						80,755,071

F. Investing in Emerging Markets and Gold and Precious Metals Securities

Investing in gold and precious metal stocks may involve special risks and considerations, including volatility of gold and precious metal prices, not typically associated with investing in a wider diversification of industries. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	8,736,323	$ 132,986,146	1,651,658	$ 16,287,995
Class B	1,391,526	19,138,293	903,359	8,943,887
Class C	2,115,980	31,289,001	707,546	6,220,149
Class AARP	1,342,513	20,114,372	886,241	8,652,575
Class S	6,845,663	90,794,692	9,493,594	82,517,153
		$ 294,322,504		$ 122,621,759
Shares issued to shareholders in reinvestment of distributions
Class A	5,069	$ 56,620	385	$ 2,621
Class C	-	-	12	81
Class AARP	3,205	35,766	2,002	13,612
Class S	92,095	1,026,862	148,024	1,006,569
		$ 1,119,248		$ 1,022,883
Shares redeemed
Class A	(3,122,275)	$ (46,084,354)	(799,971)	$ (7,476,328)
Class B	(724,158)	(9,327,520)	(444,156)	(4,450,109)
Class C	(410,691)	(5,394,412)	(472,255)	(3,708,562)
Class AARP	(623,828)	(7,758,801)	(650,348)	(6,340,424)
Class S	(7,070,207)	(87,432,148)	(11,587,563)	(99,848,960)
		$ (155,997,235)		$ (121,824,383)
Net increase (decrease)
Class A	5,619,117	$ 86,958,412	852,072	$ 8,814,288
Class B	667,368	9,810,773	459,203	4,493,778
Class C	1,705,289	25,894,589	235,303	2,511,668
Class AARP	721,890	12,391,337	237,895	2,325,763
Class S	(132,449)	4,389,406	(1,945,945)	(16,325,238)
		$ 139,444,517		$ 1,820,259

Report of Independent Auditors

To the Board of Directors of Scudder Mutual Funds, Inc. and the Shareholders of Scudder Gold and Precious Metals Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Gold and Precious Metals Fund, formerly Scudder Gold Fund, (the "Fund") at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 29, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $1,470,000, or the maximum allowable under tax law, as qualified dividend income.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (60) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (56) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (49) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (70) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (60) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (60) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (67) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Director, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Darko Kuzmanovic[4] (41) Vice President, 2001-present	Vice President, Deutsche Asset Management (2000-present); prior thereto, resource analyst, Colonial First State (1998 to 2000), resource analyst, Zurich Investment Management (1994 to 1998)	n/a
Euen Leckie[4] (57) Vice President, 2002-present	Vice President, Deutche Asset Management	n/a
John Millette (41) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)
n/a
Charles A. Rizzo (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: 83 Clarence Street, Sydney, Australia
5 Address: 345 Park Avenue, New York, New York

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SGDAX	SGDBX	SGDCX
CUSIP Number	810904-300	810904-409	810904-508
Fund Number	419	619	719

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGLDX	SCGDX
Fund Number	119	019

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2003, the Scudder Mutual Funds, Inc.
has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Gold and Precious Metals Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Gold and Precious Metals Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

By:                                 /s/Charles A. Rizzo
                                    -----------------------------
                                    Charles A. Rizzo
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------